KES Science & Technology, Inc. and JJS Technologies, LLC

Combined Financial Statements for the

Years Ended October 31, 2020 and 2019

1

Independent Auditor’s Report	3
Combined Balance Sheets – Years Ended October 31, 2020 and 2019	4
Combined Statements of Operations and Stockholders Equity – Years Ended October 31, 2020 and 2019	5
Combined Statements of Cash Flows – Years Ended October 31, 2020 and 2019	6
Notes to Combined Financial Statements	7

2

October 15, 2021

To the Board of Directors and Members KES Science & Technology, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of KES Science & Technology, Inc. which comprise the statements of financial position as of October 31, 2020 and 2019, and the related statements of activities, changes in members’ capital and cash flows for the years then ended and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KES Science & Technology, Inc. as of October 31, 2020 and 2019, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ B. F. Borgers CPA PC

Certified Public Accountants Lakewood, CO

3

Balance Sheets

	October 31,
	2020	2019
Assets
Current Assets
Cash and cash equivalents	$32,540	$6,994
Accounts receivable, net of allowance of $2,543	391,652	596,597
Inventory	537,736	400,086
Prepaid Commissions	67,069	35,978
Total Current Assets	1,028,997	1,039,655
Property and equipment, net (Note 3)	322,474	422,157
Other Non-Current Assets
Notes receivable – related party	541,818	540,248
Notes receivable – stockholder	89,810	86,674
Deferred tax asset	2,556	19,303
Trademark	5,000	5,000
Total Other Non-current Assets	639,184	651,225
Total Assets	$1,990,655	$2,113,037
Liabilities and Stockholder's Equity
Current Liabilities
Accounts payable	$239,439	$173,240
Line of Credit	—	376,550
Accrued expenses	132,269	105,009
Current maturities of long-term debt (Note 5)	65,657	65,303
Paycheck Protection Program	247,012	—
Total Current Liabilities	684,377	720,102
Non-Current Liabilities
Long term debt, net of current maturities (Note 5)	503,927	569,585
Total Non-Current Liabilities	503,927	569,585
Total Liabilities	$1,188,304	$1,289,687
Stockholder’s Equity
Common stock, $1 par value; 500 shares authorized;	500	500
500 shares issued and outstanding including shares held in treasury
Treasury Stock, 250 shares at cost
	-200,000	-200,000
Retained earnings	1,001,851	1,022,850
Total Members' Equity	802,351	823,350
Total Liabilities and Stockholder’s Equity	$1,990,655	$2,113,037

The accompanying notes are an integral part of these financial statements

4

Combined Statements of Income and Changes in Stockholder’s’ Capital

	For the Year Ended October 31,
	2020	2019
Sales	$4,524,542	$3,937,376
Cost of Sales	2,045,800	1,417,438
Gross Profit	2,478,742	2,519,938
General and administrative expenses	2,475,769	2,799,300
Operating income	2,973	-279,362
Other Income (Expense) Gain on sale of equipment	—	14,213
Interest Expense	(40,701)	(49,275)
Interest Income	8,583	12,932
Miscellaneous Income	24,893	2,767
Income tax expense	(16,747)	(14,418)
Total Other Income (Expense)	(23,972)	(33,781)
Net Income (Loss)	(20,999)	(313,143)
Stockholder’s Equity, Beginning of year	823,350	1,136,493
Stockholder’s Equity, End of year	$802,351	$823,350

The accompanying notes are an integral part of these financial statements.

5

Cash Flows

	For the Year Ended October 31,
	2020	2019
Cash Flows From Operating Activities Net Income	$(20,999)	(313,143)
Adjustments to reconcile net income to net cash used in operating activities: Depreciation and amortization	111,187	4,003,187
Gain on sale of equipment	—	15,287
Deferred income taxes Changes in operating assets and liabilities: Accounts receivable	16,747 204,945	14,391 (235,805)
Inventory	(137,650)	(12,875)
Prepaid expenses	(31,091)	(18,906)
Accounts payable	66,199	(3,634)
Accrued expenses	27,260	47,720
Net cash provided by (used in) operating activities	236,598	(103,778)
Cash Flows from Investing Activities Purchases and disposal of property and equipment	(11,504)	(24,163)
Net change in note receivable –stockholder	(3,136)	(1,523)
Net change in note receivable – related party Proceeds from sale of equipment Net cash provided by (used in investing activities)	(1,570) - (16,210)	(14,263) - (39,949)
Cash Flows from Financing Activities Net borrowings (payments) on line of credit	(376,550)	226,257
Principle payments on long term notes payable	(65,304)	(76,912)
Net barrowings on Paycheck Protection Program	247,012	—
Net cash provided by (used in) financing activities	(194,842)	149,345
Net change in cash	25,546	5,618
Cash, beginning of year	6,994	1,376
Cash, end of year	$32,540	$6,994

The accompanying notes are an integral part of these financial statements

6

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - KES Science & Technology, Inc. (the "Company") is principally engaged in the manufacturing of misting systems. The Company extends credit to many of its customers, substantially allof whom are in the food services industry. The Company sells its products throughout the United States, Canada, and Europe.

Financial Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cost of Sales Recognition - Cost related to sales are recorded when control is transferred to the customer.

Concentrations - Financial instruments that potentially subject the Company to credit risk consist principally of sales and trade account receivables. At October 31, 2020 and 2019, one customer accounted for 10% and 13% of sales. At October 31, 2020 and 2019, one customer accounted for 10% and 12% of accounts receivable.

Inventory - Inventory is valued at the lower of cost (first-in, first-out method) or net realizable value with estimates of quantities and prices used in some cases.

Accounts Receivable - An allowance for doubtful accounts has been established for possible losses on the collection of accounts based upon periodic review of credit risks. Customers not making paymentsin accordance with terms offered, or historical practices, are determined to be past due. Accounts are written off against the allowance when management determines that probability of collection is remote. Management deems an account to be uncollectible when all collection efforts have failed or the customer is bankrupt.

Property and Equipment - Property and equipment are stated at cost and depreciated over their estimated useful lives using the straight-line method and accelerated method. Routine repairs and maintenance are charged to expense when incurred. When property and equipment are retired or sold,the related cost and accumulated depreciation are removed from the respective accounts, and the resulting gains and losses are included in income.

The Company reviews for impairment of long-lived assets in accordance with accounting standards. These standards require companies to determine if changes in circumstances indicate that the carrying amount of its long-lived assets may not be recoverable. If a change in circumstances warrants such an evaluation, undiscounted future cash flows from the use and ultimate disposition of the asset, as well as respective market values, are estimated to determine if an impairment exists. Management believes that there has been no impairment of the carrying value of its long-lived assets at October 31, 2020.

Variable Interest Entities - The Company has elected not to consolidate a Variable Interest Entity under the simplified accounting treatment allowable by generally accepted accounting principles in the United States of America.

Advertising - Advertising costs are expensed as incurred. Advertising expense was $66,898 and

$81,087 for the years 2020 and 2019.

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NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Shipping and Handling Costs - Shipping and handling costs for purchases are included in cost of sales on the statements of income and retained earnings.

Uncertainty in Tax Positions - The Company has adopted accounting rules that prescribe when to recognize, and how to measure, the financial statement effects of income tax positions taken, or expectedto be taken, on its income tax returns. These rules require management to evaluate the likelihood that, upon examination by relevant taxing jurisdictions, those income tax positions would be sustained. Based on that evaluation, the Company only recognizes the maximum benefit of each income tax position that ismore than 50% likely of being sustained. To the extent that all, or a portion of, the benefits of an income tax position are not recorded, a liability would be recorded for the uncertain tax position, along with any interest and penalties that would result from disallowance of the position. Should any such penalties and interest be incurred, they would be recorded as operating expenses.

Based on the results of management's evaluation, no liability has been recorded in the accompanyingbalance sheets for uncertain tax positions.

Reclassifications - Certain amounts in the 2019 financial statements have been reclassified to conformto the 2020 financial statement presentation.

Recently Issued Accounting Standards Not Yet Adopted - In February 2016, the Financial Accounting Standards Board ("FASB") issued ASU 2016-02, Leases (Topic 842), which will require the recognition of right-to-use assets and lease liabilities for leases previously classified as operating leases by lessees.

Since the issuance of this standard, there have been several additional standards issued relative to this topic. These standards will be effective for the calendar year ending December 31, 2021. Early application will be permitted. The Company is currently in the process of evaluating the impact of adoptionof these standards on the financial statements.

NOTE 2 - REVENUE RECOGNITION

The Financial Accounting Standards Board (FASB) issued new guidance that created Topic 606, Revenue from Contracts with Customers, in the Accounting Standards Codification (ASC). Topic 606 supersedes the revenue recognition requirements in FASB ASC 605, Revenue Recognition, and requires the recognition of revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. The new guidance also added Subtopic 340-40, Other Assets and Deferred Costs—Contracts with Customers, to the ASC to require the deferral of incremental costs of obtaining a contract with a customer. Collectively, we refer to the new Topic 606 and Subtopic 340-40 as the "new guidance."

The Company adopted the requirements of the new guidance as of November 1, 2019, utilizing the modified retrospective method of transition. Adoption of the new guidance did not require any significant changes to the Company’s accounting policies for revenue recognition, trade and other receivables, contract costs, contract liabilities, or deferred costs. Accordingly, there has been no adjustment to retained earnings or any other balance sheet accounts as of November 1, 2019, to reflect adoption of the new guidance.

The Company derives its revenue primarily from the sale of misting systems. Revenue is recognized when control of these products is transferred to its customers, in an amount that reflects the considerationthe

8

NOTE 2 - REVENUE RECOGNITION (CONTINUED)

Company expects to be entitled to in exchange for those products. Sales and other taxes the Company collects concurrent with the revenue-producing activities are excluded from revenue. Shipping and handling fees charged to customers are reported within revenue. Incidental items that are immaterialin the context of the contract are recognized as expense. Costs incurred to obtain a contract are expensed as incurred when the amortization period is less than a year.

The Company’s contracts are cancelable at any time by either party. The Company’s standard terms are 30 days, but may vary based on specific contract terms negotiated, and the accounts are aged based on invoice date. The Company does not have any significant financing components.

Revenue from performance obligations satisfied at a point in time consists of sales of misting systems. These goods are sold to end customers which include produce grocers, convenience stores, nurseries and other plant and produce watering companies. For performance obligations related to sales of misting systems, control transfers to the customer at a point in time. The Company’s principal terms of sale are FOB Shipping Point, and the Company transfers control and records revenue for product sales upon shipment to the customer.

NOTE 3 - PROPERTY AND EQUIPMENT

	2020	2019
Buildings and improvements	$355,377	$355,377
Land	60,000	60,000
Computer equipment	134,082	122,449
Furniture and fixtures	139,291	139,291
Machinery and equipment	91,614	80,254
Vehicles	475,544	487,011
Total cost	1,255,908	1,244,382
Less accumulated depreciation	933,434	822,225
	$322,474	$422,157

Depreciation expense for the years 2020 and 2019 was $66,544 and $69,969.

NOTE 4 - LINE OF CREDIT

As of October 31, 2020, the Company had a $600,000 line of credit available with a financial institution. Interest was payable at the bank's prime rate (3.25% at October 31, 2020). The line of credit is collateralized by substantially all assets of the Company and is guaranteed by the Company's stockholder and two related companies. The line of credit was renewed on June 20, 2020 under substantially the same terms and matures on June 20, 2021. Outstanding borrowings on the line of credit at October 31, 2020 and 2019 were $0 and $376,550.

9

NOTE 5 - NOTES PAYABLE
	2020	2019
Note payable to a bank requiring monthly installments of $3,449 including interest at a rate of 4.35%. A balloon payment of the balance and any accrued interest is due upon maturity in May 2034. The loan is
secured by land, a building, and the personal guarantee of two related companies.	$422,325	$444,502
Note payable to a bank in monthly installments of $863 including interest
at a rate of 4.54% through August 2023. A vehicle is pledged as collateral for the note.	27,470	36,354
Note payable to a bank in monthly installments of $881 including interest
at a rate of 3.99% through April 2025. A vehicle is pledged as collateral for the note.	42,574	51,266
Note payable to a bank in monthly installments of $511 including interest
at a rate of 2.90% though June 2023. A vehicle is pledged as collateral for the note.	21,293	26,718
Note payable to a bank in monthly installments of $1,119 including
interest at a rate of 4.49% through December 2023. A vehicle is pledged as collateral for the note.	39,482	50,861
Note payable to bank in monthly installments of $542 including interest
at a rate of 2.99% through March 2020. A vehicle is pledged as collateral for the note.	—	2,689
Note payable to a bank in monthly installments of $582 including interest
at a rate of 4.69% through April 2023. A vehicle is pledged as collateral for the note.	16,440	22,498
	569,584	634,888
Current maturities of long-term notes payable	65,657	65,303
	$503,927	$569,585

Maturities of long-term notes payable over the subsequent five years and thereafter are as follows:

2021	$65,657
2022	68,180
2023	68,149
2024	40,700
2025	31,895
Thereafter	295,002
$569,584

10

NOTE 6 - PAYCHECK PROTECTION PROGRAM LOAN

In April 2020, the Company received loan proceeds in the amount of $247,012 under the Paycheck Protection Program (“PPP”) which was established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”). PPP loans and accrued interest are forgivable after a “covered period” as long as the borrower meets certain criteria. Any unforgiven portion of the PPP loan is payable over two or five years at an interest rate of 1%, with a deferral of payments for 10 months after the end of the covered period. The Company intends to apply for forgiveness within the required time allowed which is 10 months after the end of the covered period.

To the extent that the Company is not granted forgiveness, the Company will be required to pay interest on the PPP loan at a rate of 1% per annum. If the application for forgiveness is not made within 10 months of the end of the covered period, payments of principal and interest will be required through thematurity date of April 2022. The terms of the loan provide for customary events of default, including payment defaults, breach of representation of warranties, and insolvency events. The PPP loan may be accelerated upon the occurrence of a default event.

NOTE 7 - INCOME TAXES
The provision for income taxes consist of the following components:
	2020	2019
Current tax	$—	$27
Deferred tax	16,747	14,391
Total	$16,747	$14,418

Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. The deferred tax assets are primarily attributable to a net operating loss created by the change in tax basis in accordance with the Tax Cuts and Jobs Act (TCJA) of 2017 and accrued trade expenses that are deductible when paid. The deferred tax liabilities are primarily attributable to the use of accelerated methods of depreciation of property and equipment and trade receivables that are not taxable until collected. The tax provision differs from the expense that would result from applying statutory rates to income before income taxes. The primary difference results from permanent differences in deducting certain business expenses for financial reporting, but not for income tax purposes.

As of October 31, 2020, the Company has federal operating loss carry forwards totaling $163,771 that may be offset against future taxable income. Under the TCJA, these loss carry forwards do not expire.

Net deferred income taxes recognized as noncurrent assets (liabilities) in the balance sheet as of October 31, 2020 and 2019 were as follows:

	2020	2019
Total deferred tax asset	$138,146	$208,755
Total deferred tax liability	(135,590)	(189,452)
Net deferred tax asset	$2,556	$19,303

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NOTE 7 - INCOME TAXES - CONTINUED

Both federal and state deferred tax amounts reflected in the table above were net assets at October 31,2020 and 2019. Management has determined that no valuation allowance related to deferred tax assetsis necessary at October 31, 2020 and 2019.

NOTE 8 - RELATED PARTY TRANSACTIONS

The Company paid royalties to a related party in the amount of $65,000 and $55,000 during the years ended October 31, 2020 and 2019. The Company had sales of $397,827 and $129,909 to a related party during the years ended October 31, 2020 and 2019. Amounts due from this related party that are includedin trade accounts receivable were $20,459 and $41,245 at October 31, 2020 and 2019.

Note receivable - stockholder represents an unsecured demand note from the Company's stockholder. Interest is imputed at the Company's borrowing rate and capitalized (1.00% at October 31, 2020).

Interestincome related to this note was $769 and $1,523 for the years 2020 and 2019.

Note receivable - related party represents an unsecured demand note to a company of which the stockholder is the majority owner. Interest is imputed at the Company's borrowing rate and capitalized (1.00% at October 31, 2020). Interest income related to this note was $1,569 and $14,263 for the years2020 and 2019.

NOTE 9 - LEASE COMMITMENTS

The Company leases certain office equipment under agreements that expire in 2020. Rental expenseunder these agreements was $6,867 and $7,730 for the years 2020 and 2019. Future minimum leasepayments for the year 2020 total $1,740.

NOTE 10 - VARIABLE INTEREST ENTITY

Management has determined that KES Air Technologies is a variable interest entity in which the Company holds a variable interest in the form of a note receivable and is the primary beneficiary of such variable interest. Carrying amounts classified as an asset on the Company's balance sheet totals $541,818 and

$540,248 resulting from its involvement with KES Air Technologies under common control at October 31, 2020 and 2019. The maximum exposure to loss resulting from involvement with KES Air Technologies is $541,818 and $540,248 at October 31, 2020 and 2019.

NOTE 11 - UNCERTAINTIES

The COVID-19 pandemic, whose effects first became known in early 2020, is having a substantial impacton the economy and the normal operations of many businesses. The extent of the future impact of COVID-19 on the Company’s operations, financial performance and financial condition will depend on certain developments, including the availability and distribution of the vaccine and the duration and spread of the outbreak, which at present cannot be determined.

12

NOTE 12: BASIS OF CONSOLIDATION

KES Science & Technology, Inc. and JJS Technologies, LLC financial statements are consolidated together in the combined financial statements.

NOTE 13: SUBSEQUENT EVENTS

No subsequent events occurred that would change the financials as of the issuance date of these financials.

13

KES Science & Technology, Inc. and JJS Technologies, LLC

Combined Financial Statements for the

Quarter Ended July 31, 2021

14

Index to Financial Statements

Combined Balance Sheets – 9 months ended period July 31, 2020 and July 31, 2021	16
Combined Statements of Operations and Stockholders Equity – 9 months ended period July 31, 2020 and July 31, 2021	17
Combined Statements of Cash Flows – 9 months ended period July 31, 2020 and July 31, 2021	18
Notes to Combined Financial Statements	19

15

Combined Balance Sheets

	For the Period Ended
	July 31, 2020	July 31, 2021
	(Unaudited)	(Unaudited)
Assets
Current Assets
Cash and cash equivalents	$—	$—
Accounts receivable, net of allowance of $2,543	365,040	263,548
Inventory	631,784	622,359
Prepaid Commissions	71,241	74,178
Total Current Assets	1,068,064	960,085
Property and equipment, net (Note 3)	380,997	347,510
Other Non-Current Assets
Notes receivable – related party	535,810	546,429
Notes receivable – stockholder	76,891	78,421
Deferred tax asset	1,302	2,556
Total Other Non-current Assets	614,003	627,406
Total Assets	$2,063,065	$1,935,002
Liabilities and Stockholder's Equity
Current Liabilities
Accounts payable	$203,019	$192,228
Outstanding Checks	4,413	24,869
Line of Credit	57,361	111,650
Accrued expenses	41,992	47,720
Current maturities of long-term debt (Note 5)	63,698	65,657
Paycheck Protection Program	247,012	—
Total Current Liabilities	617,494	442,124
Non-Current Liabilities
Long term debt, net of current maturities (Note 5)	520,482	458,978
Total Non-Current Liabilities	520,482	458,978
Total Liabilities	$1,137,976	$901,103
Stockholder’s Equity
Common stock, $1 par value; 500 shares authorized;	500	500
500 shares issued and outstanding including shares held in treasury
Treasury Stock, 250 shares at cost
	(200,000)	(200,000)
Retained earnings	1,124,589	1,233,399
Total Stockholder’s Equity	925,089	1,033,899
Total Liabilities and Stockholder’s Equity	$2,063,065	$1,935,002

16

Combined Statements of Income and Changes in Stockholder’s’ Capital

	For the 9 Months Period Ended
	July 31, 2020	July 31, 2021
	(Unaudited)	(Unaudited)
Sales	$3,287,142	$4,043,343
Cost of Sales	1,292,597	1,731,609
Gross Profit	1,994,545	2,311,734
General and administrative expenses	1,989,846	2,340,487
Operating income	4,699	(28,753)
Other Income (Expense) Gain on sale of equipment	—	—
Interest Expense	(33,184)	(19,470)
Miscellaneous Income	18,054	261,781
Income tax expense	(750)	—
Total Other Income (Expense)	15,879	242,311
Net Income (Loss)	(11,180)	213,558
Stockholder’s Equity, Beginning of year 10/31/2020	936,269	820,341
Stockholder’s Equity, End of year	$925,089	$1,033,899

The accompanying notes are an integral part of these financial statements.

17

Combined Cash Flows

For the 9 Month Period Ended
July 31, 2021
(Unaudited)
Cash Flows From Operating Activities	213,558
Net Income	(104,749)
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	67,816
Gain on sale of equipment	—
Deferred income taxes	(1,254)
Changes in operating assets and liabilities:
Accounts receivable	101,492
Inventory	9,425
Prepaid expenses	(2,937)
Accounts payable	(10,791)
Outstanding Checks	20,456

Accrued expenses	5,728
Net cash provided by (used in) operating activities	298,744

Cash Flows from Investing Activities
Purchases and disposal of property and equipment	(34,329)
Net change in note receivable –stockholder	(1,530)
Net change in note receivable – related party	(10,618)
Net cash provided by (used in investing activities)	(46,477)

Cash Flows from Financing Activities
Net borrowings (payments) on line of credit	54,289
Principle payments on long term notes payable	(247,012)
Net barrowings on Paycheck Protection Program	(59,545)
Net cash provided by (used in) financing activities	(252,267)
Net change in cash	—

Cash, beginning of year	—
Cash, end of year	—

18

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - KES Science & Technology, Inc. (the "Company") is principally engaged in the manufacturing of misting systems. The Company extends credit to many of its customers, substantially all of whom are in the food services industry. The Company sells its products throughout the United States, Canada, and Europe.

Financial Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assetsand liabilities at the date of the financial statements, and the reported amounts of revenue and expensesduring the reporting period. Actual results could differ from those estimates.

Cost of Sales Recognition - Cost related to sales are recorded when control is transferred to the customer.

Concentrations - Financial instruments that potentially subject the Company to credit risk consist principally of sales and trade account receivables. At July 31, 2020 and July 31, 2021, one customer accounted for 10% and 13% of sales. At July 31, 2020 and July 31, 2021, one customer accounted for 10%and 12% of accounts receivable.

Inventory - Inventory is valued at the lower of cost (first-in, first-out method) or net realizable value with estimates of quantities and prices used in some cases.

Accounts Receivable - An allowance for doubtful accounts has been established for possible losses on the collection of accounts based upon periodic review of credit risks. Customers not making paymentsin accordance with terms offered, or historical practices, are determined to be past due. Accounts are written off against the allowance when management determines that probability of collection is remote.

Management deems an account to be uncollectible when all collection efforts have failed or the customer is bankrupt.

Property and Equipment - Property and equipment are stated at cost and depreciated over their estimated useful lives using the straight-line method and accelerated method. Routine repairs and maintenance are charged to expense when incurred. When property and equipment are retired or sold, the related cost and accumulated depreciation are removed from the respective accounts, and the resulting gains and losses are included in income.

The Company reviews for impairment of long-lived assets in accordance with accounting standards. These standards require companies to determine if changes in circumstances indicate that the carrying amount of its long-lived assets may not be recoverable. If a change in circumstances warrants such an evaluation, undiscounted future cash flows from the use and ultimate disposition of the asset, as well as respective market values, are estimated to determine if an impairment exists. Management believes thatthere has been no impairment of the carrying value of its long-lived assets at July 31, 2020.

Variable Interest Entities - The Company has elected not to consolidate a Variable Interest Entity under the simplified accounting treatment allowable by generally accepted accounting principles in the United States of America.

19

Advertising - Advertising costs are expensed as incurred. Advertising expense was $58,758 and $71,409 for the 9 month period July 31, 2020 and July 31, 2021

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Shipping and Handling Costs - Shipping and handling costs for purchases are included in cost of sales on the statements of income and retained earnings.

Uncertainty in Tax Positions - The Company has adopted accounting rules that prescribe when to recognize, and how to measure, the financial statement effects of income tax positions taken, or expectedto be taken, on its income tax returns. These rules require management to evaluate the likelihood that, upon examination by relevant taxing jurisdictions, those income tax positions would be sustained. Based on that evaluation, the Company only recognizes the maximum benefit of each income tax position that ismore than 50% likely of being sustained. To the extent that all, or a portion of, the benefits of an income tax position are not recorded, a liability would be recorded for the uncertain tax position, along with any interest and penalties that would result from disallowance of the position.

Should any such penalties and interest be incurred, they would be recorded as operating expenses.

Based on the results of management's evaluation, no liability has been recorded in the accompanying balance sheets for uncertain tax positions.

Reclassifications - Certain amounts in the July 31, 2021 financial statements have been reclassified to conformto the 2020 financial statement presentation.

Recently Issued Accounting Standards Not Yet Adopted - In February 2016, the Financial AccountingStandards Board ("FASB") issued ASU 2016-02, Leases (Topic 842), which will require the recognition ofright-to-use assets and lease liabilities for leases previously classified as operating leases by lessees.

Since the issuance of this standard, there have been several additional standards issued relative to this topic. These standards will be effective for the calendar year ending December 31, 2021. Early application will be permitted. The Company is currently in the process of evaluating the impact of adoptionof these standards on the financial statements.

NOTE 2 - REVENUE RECOGNITION

The Financial Accounting Standards Board (FASB) issued new guidance that created Topic 606, Revenue from Contracts with Customers, in the Accounting Standards Codification (ASC). Topic 606 supersedes the revenue recognition requirements in FASB ASC 605, Revenue Recognition, and requires the recognition of revenue when promised goods or services are transferred to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. The new guidance also added Subtopic 340-40, Other Assets and Deferred Costs— Contractswith Customers, to the ASC to require the deferral of incremental costs of obtaining a contract with a customer. Collectively, we refer to the new Topic 606 and Subtopic 340-40 as the "new guidance."

The Company adopted the requirements of the new guidance as of November 1, 2020, utilizing the modified retrospective method of transition. Adoption of the new guidance did not require any

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significantchanges to the Company’s accounting policies for revenue recognition, trade and other receivables, contract costs, contract liabilities, or deferred costs. Accordingly, there has been no adjustment to retained earnings or any other balance sheet accounts as of July 31, 2021, to reflect adoption of the new guidance.

The Company derives its revenue primarily from the sale of misting systems. Revenue is recognized when control of these products is transferred to its customers, in an amount that reflects the considerationthe

NOTE 2 - REVENUE RECOGNITION (CONTINUED)

Company expects to be entitled to in exchange for those products. Sales and other taxes the Company collects concurrent with the revenue-producing activities are excluded from revenue. Shipping and handling fees charged to customers are reported within revenue. Incidental items that are immaterialin the context of the contract are recognized as expense. Costs incurred to obtain a contract are expensed as incurred when the amortization period is less than a year.

The Company’s contracts are cancelable at any time by either party. The Company’s standard termsare 30 days, but may vary based on specific contract terms negotiated, and the accounts are aged based on invoice date. The Company does not have any significant financing components.

Revenue from performance obligations satisfied at a point in time consists of sales of misting systems. These goods are sold to end customers which include produce grocers, convenience stores, nurseries and other plant and produce watering companies. For performance obligations related to sales of mistingsystems, control transfers to the customer at a point in time. The Company’s principal terms of sale are FOB Shipping Point, and the Company transfers control and records revenue for product sales upon shipment to the customer.

NOTE 3 - PROPERTY AND EQUIPMENT
	July 31, 2020	July 31, 2021
Buildings and improvements	$357,372	$365,587
Land	60,000	60,000
Computer equipment	128,470	133,424
Furniture and fixtures	139,948	146,814
Machinery and equipment	80,254	94,548
Vehicles	487,011	487,011
Total cost	1,253,055	1,287,384
Less accumulated depreciation	872,058	939,874
	$380,997	$347,510

Depreciation expense for the 9 month periods July 31, 2020 and July 31, 2021 was $49,811 and $50,193.

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NOTE 4 - LINE OF CREDIT

As of July 31, 2020, the Company had a $600,000 line of credit available with a financial institution. Interest was payable at the bank's prime rate (3.25% at July 31, 2020). The line of credit is collateralized by substantially all assets of the Company and is guaranteed by the Company's stockholderand two related companies. The line of credit was renewed on June 20, 2020 under substantially the same terms and matures on June 20, 2021. Outstanding borrowings on the line of credit at July 31, 2020 and July 31, 2021 were $57,361 and $111,650.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Company paid royalties to a related party in the amount of $0 and $0 during the years ended July 31, 2020 and July 31, 2021. The Company had sales of $535,811 and $546,429 to a related party during the years ended July 31, 2020 and July 31, 2021. Amounts due from this related party were

$57,802 and $60,739 at July 31, 2020 and July 31, 2021.

Note receivable - stockholder represents an unsecured demand note from the Company's stockholder. Interest is imputed at the Company's borrowing rate and capitalized (1.00% at July 31, 2020). Interest income related to this note was $76,891 and $78,421 for the 9 month periods July 31, 2020 and July 31, 2021.

Note receivable - related party represents an unsecured demand note to a company of which the stockholder is the majority owner. Interest is imputed at the Company's borrowing rate and capitalized (1.00% at July 31, 2020). Interest income related to this note was $0 and $0 for the 9 month periods July 31, 2020 and July 31, 2021.

NOTE 6 - LEASE COMMITMENTS

The Company leases certain office equipment under agreements that expire in 2020. Rental expenseunderthese agreements was $4,667 and $2,890 for the 9 month periods July 31, 2020 and July 31, 2021. Future minimum leasepayments total $0.

NOTE 7 - VARIABLE INTEREST ENTITY

Management has determined that KES Air Technologies is a variable interest entity in which the Company holds a variable interest in the form of a note receivable and is the primary beneficiary of such variable interest. Carrying amounts classified as an asset on the Company's balance sheet totals $535,811 and

$546,429, resulting from its involvement with KES Air Technologies under common control at July 31, 2020 and July 31, 2021. The maximum exposure to loss resulting from involvement with KES Air Technologies is $535,811 and $546,429 at July 31, 2020 and July 31, 2021.

NOTE 8 - UNCERTAINTIES

The COVID-19 pandemic, whose effects first became known in early 2020, is having a substantial impacton the economy and the normal operations of many businesses. The extent of the future impact of COVID-19 on the Company’s operations, financial performance and financial condition will depend on certain developments, including the availability and distribution of the vaccine and the duration and spread of the outbreak, which at present cannot be determined.

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NOTE 9: BASIS OF CONSOLIDATION

KES Science & Technology, Inc. and JJS Technologies, LLC financial statements are consolidated together in the combined financial statements.

NOTE 10: SUBSEQUENT EVENTS

No subsequent events occurred that would change the financials as of the issuance date of these financials.

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